Catalyst Hedged Insider Buying Fund

(Formerly known as Catalyst Strategic Insider Fund)

Class A: STVAX Class C: STVCX Class I: STVIX

a series of

Mutual Fund Series Trust

17605 Wright Street

 Omaha NE 68130

July 7, 2014

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund’s Class A and C shares each dated November 1, 2013, and the Prospectus,  Summary Prospectus and SAI for the Fund’s Class I shares each dated June 5, 2014 .

_____________________________________________________________________________________

Effective immediately, the name of the Catalyst Strategic Insider Fund has been changed to the Catalyst Hedged Insider Buying Fund. All references to the Catalyst Strategic Insider Fund in the Fund’s Prospectuses, Summary Prospectuses and SAIs are hereby changed to Catalyst Hedged Insider Buying Fund.

The first and fifth paragraphs under the sections of the Fund’s Prospectuses and Summary Prospectuses entitled “Fund Summary - Principal Investment Strategies” and under the sections of the Prospectuses entitled “Additional Information about the Funds’ Principal Investment Strategies and Related Risks – Principal Investment Strategies” are replaced in their entirety by the following:

Principal Investment Strategies:

First Paragraph

The Fund invests primarily in common stocks of domestic issuers. The Fund may invest in companies of any market capitalization but has a concentration in medium capitalization stocks. The Fund seeks to invest in companies that have exhibited recent insider buying by corporate executives or directors and have the potential to earn high returns on invested capital while still generating a strong earnings yield. The Fund will also write covered call options on the long equity positions or equity indexes and purchase put options on equity indexes to reduce volatility and to hedge the portfolio against market downturns.

Fifth Paragraph

The Fund may also purchase put options on stocks that have exhibited recent insider selling by corporate executives or directors or are lower ranked from the quantitative process that the Advisor believes are unattractive and likely to underperform.

*******************************

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information (“SAI”) for the Fund’s Class A and C shares each dated November 1, 2013, or the Prospectus and SAI for the Fund’s Class I shares each dated June 5, 2014 which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.